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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 19, 2006

                       BRILLIANT TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                        0-23761              13-4000208
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
        incorporation)                                    Identification Number)

                          211 Madison Avenue, Apt. #28B
                               New York, NY 10016
           (Address of principal executive offices including zip code)

                                 (212) 532-2736
              (Registrant's telephone number, including area code)


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ITEM 7.01 Regulation FD Disclosure

         Equitis, Inc. today released an analyst report which is attached hereto as Exhibit 99.1. Brilliant Technologies Corporation paid Equitis, Inc. to prepare such report.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Analyst Report prepared by Equitis, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Brilliant Technologies Corporation,
Dated: December 19, 2006
                                             /S/ ALLAN KLEPFISZ
                                             ------------------
                                             Allan Klepfisz
                                             Chief Executive Officer